UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 23, 2018 (the “Class B Issuance Date”), United Airlines, Inc. (the “Company”) entered into Amendment No. 1 to Note Purchase Agreement, dated as of May 23, 2018 (the “Amendment”), which amended the Note Purchase Agreement, dated as of February 14, 2018 (the “Original NPA” and, as amended by the Amendment, the “Note Purchase Agreement”), in connection with the public offering by the Company of the United Airlines Class B Pass Through Certificates, Series 2018-1 (the “Class B Certificates”). The Company entered into the Original NPA in connection with the earlier public offering by the Company of the United Airlines Class AA Pass Through Certificates, Series 2018-1 and Class A Pass Through Certificates, Series 2018-1 (the “Class AA Certificates” and the “Class A Certificates”, respectively, and, collectively with the Class B Certificates, the “Certificates” and each, a “Class” of Certificates). The parties to the Amendment are the Company, Wilmington Trust, National Association, as pass through trustee (the “Trustee”) with respect to each Class of Certificates, Wilmington Trust, National Association, as subordination agent under the Amended and Restated Intercreditor Agreement (2018-1), dated as of May 23, 2018 (the “Intercreditor Agreement”), U.S. Bank National Association, as escrow agent under the Escrow Agreements (as defined below), and Wilmington Trust, National Association, as paying agent under the Escrow Agreements.

The purpose of the offerings of the Certificates was to finance 16 new Boeing aircraft scheduled for delivery to the Company from August 2017 to May 2018 (collectively, the “Aircraft”). Prior to the Class B Issuance Date, 13 of such aircraft (the “Financed Aircraft”) were delivered and financed pursuant to the Original NPA. Under such financings, the applicable Trustee used a portion of the proceeds from the sale of the Class AA Certificates and Class A Certificates to purchase from the Company its Series AA equipment notes (for each Aircraft, the “Series AA Equipment Notes”) and Series A equipment notes (for each Aircraft, the “Series A Equipment Notes”) with respect to each Financed Aircraft, and the balance of such proceeds is held in escrow for purposes of financing the remaining three Aircraft (the “Remaining Aircraft”). The Amendment revised the Original NPA to provide for the purchase from the Company of its Series B equipment notes (for each Aircraft, the “Series B Equipment Notes” and, collectively with the Series AA Equipment Notes and the Series A Equipment Notes, the “Equipment Notes”) with respect to each Aircraft. On the Class B Issuance Date, the Trustee with respect to the Class B Certificates used a portion of the proceeds from the sale of the Class B Certificates to acquire Series B Equipment Notes with respect to each Financed Aircraft, and the balance of such proceeds is held in escrow for purposes of financing the Remaining Aircraft. The Note Purchase Agreement provides that the Series AA, Series A and Series B Equipment Notes with respect to each Remaining Aircraft will be issued at the same time with respect to such Remaining Aircraft.

The Amendment revised the Original NPA so that, on the Class B Issuance Date, the trust indenture and mortgage between the Company and Wilmington Trust, National Association, as mortgagee (the “Mortgagee”), with respect to each Financed Aircraft (each such trust indenture and mortgage, as amended as of the Class B Issuance Date, an “Existing Indenture”) was amended to provide, among other things, for the issuance of a Series B Equipment Note with respect to such Financed Aircraft. In addition, the Amendment revised the Original NPA to amend the form of trust indenture and mortgage to be used under the Note Purchase Agreement to finance each Remaining Aircraft to provide, among other things, for the issuance of a Series B Equipment Note with respect to each Remaining Aircraft (each such trust indenture and mortgage between the Company and the Mortgagee entered into pursuant to the Note Purchase Agreement with respect to a Remaining Aircraft, together with the Existing Indentures, the “Indentures”).

Pending the purchase of the Equipment Notes with respect to the Remaining Aircraft, the remaining proceeds from the sale of the Certificates of each Class are being held in escrow pursuant to an Escrow and Paying Agent Agreement, dated as of February 14, 2018 (in the case of the Class AA Certificates and Class A Certificates) or May 23, 2018 (in the case of the Class B Certificates), among U.S. Bank National Association, as escrow agent, Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., for themselves and on behalf of the several underwriters of the applicable Certificates, and Wilmington Trust, National Association, as trustee and paying agent, corresponding to such Class (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”). The escrowed funds were deposited with Citibank, N.A., under a separate Deposit Agreement for each Class of Certificates, dated as of February 14, 2018 (in the case of the Class AA Certificates and Class A Certificates) or May 23, 2018 (in the case of the Class B Certificates), between U.S. Bank National Association, as escrow agent, and Citibank, N.A., as depositary.

Interest on the Series B Equipment Notes and the escrowed funds accrues at a rate of 4.60% per annum and is payable semi-annually on each March 1 and September 1, beginning on September 1, 2018. Principal payments on the Series B Equipment Notes are scheduled on March 1 and September 1 of each year, beginning on March 1, 2019 for certain Series B Equipment Notes and September 1, 2019 for the remaining Series B Equipment Notes. The final payments will be due on March 1, 2026. Payments on Series B Equipment Notes held for the benefit of the holders of the Class B Certificates will be passed through to the holders of the Class B Certificates, subject to the Intercreditor Agreement.

Maturity of the Series B Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Series B Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

Pursuant to the Note Purchase Agreement, the aggregate original principal amount of Series B Equipment Notes will be $225,729,000, assuming all Remaining Aircraft are financed under the Note Purchase Agreement. The Note Purchase Agreement provides that the purchase price payable by the applicable Trustee for each Series B Equipment Note is 100% of the principal amount thereof. Accordingly, the proceeds to the Company from the issuance of the Series B Equipment Notes will be $225,729,000, assuming all Remaining Aircraft are financed under the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-221865) (the “Registration Statement”).

The foregoing description of these agreements and instruments is qualified in its entirety by reference to these agreements and instruments, copies of which are filed herewith as exhibits (or, if executed in connection with the offering by the Company of the Class AA Certificates and Class A Certificates, were filed as exhibits to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 21, 2018) and are incorporated by reference herein. For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreements”, “Description of the Escrow Agreements”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in the Company’s final Prospectus Supplement, dated May 9, 2018 (the “Prospectus Supplement”), to the Prospectus, dated December 1, 2017, filed with the Securities and Exchange Commission on May 10, 2018 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation.

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The documents listed as exhibits below are filed as exhibits with reference to the Registration Statement. The Registration Statement and the final Prospectus Supplement, dated May 9, 2018, to the Prospectus, dated December 1, 2017, relate to the offering of the Class B Certificates.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 9, 2018, among the underwriters named therein, acting through their representatives Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., Citibank, N.A., as depositary, and United Airlines, Inc.

4.1	Trust Supplement No. 2018-1B-O, dated as of May 23, 2018, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.2	Trust Supplement No. 2018-1B-S, dated as of May 23, 2018, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.3	Revolving Credit Agreement (2018-1B), dated as of May 23, 2018, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and National Australia Bank Limited, acting through its New York Branch, as liquidity provider

4.4	Amended and Restated Intercreditor Agreement, dated as of May 23, 2018, among Wilmington Trust, National Association, as trustee, National Australia Bank Limited, acting through its New York Branch, as liquidity provider, and Wilmington Trust, National Association, as subordination agent and trustee

4.5	Deposit Agreement (Class B), dated as of May 23, 2018, between U.S. Bank National Association, as escrow agent, and Citibank, N.A., as depositary

4.6	Escrow and Paying Agent Agreement (Class B), dated as of May 23, 2018, among U.S. Bank National Association, as escrow agent, Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., for themselves and on behalf of the several Underwriters of the Class B Certificates, Wilmington Trust, National Association, as trustee, and Wilmington Trust, National Association, as paying agent

4.7	Amendment No. 1 to Note Purchase Agreement, dated as of May 23, 2018, among United Airlines, Inc., Wilmington Trust, National Association, as trustee, Wilmington Trust, National Association, as subordination agent, U.S. Bank National Association, as escrow agent, and Wilmington Trust, National Association, as paying agent

4.8	Form of Amendment No. 1 to Participation Agreement between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee, subordination agent and trustee (Exhibit H to Amendment No. 1 to Note Purchase Agreement) (included in Exhibit 4.7)

4.9	Form of Amendment No. 1 to Trust Indenture and Mortgage between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee (Exhibit I to Amendment No. 1 to Note Purchase Agreement) (included in Exhibit 4.7)

4.10	Form of Indenture (Trust Indenture and Mortgage between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee) (Exhibit C to Amendment No. 1 to Note Purchase Agreement) (included in Exhibit 4.7)

4.11	Form of United Airlines Pass Through Certificate, Series 2018-1B-O (included in Exhibit 4.1)

23.1	Consent of Aircraft Information Services, Inc., dated May 9, 2018

23.2	Consent of BK Associates, Inc., dated May 9, 2018

23.3	Consent of Morten Beyer & Agnew, Inc., dated May 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES, INC.

Date: May 23, 2018	By:	/s/ Jennifer L. Kraft
		Name:	Jennifer L. Kraft
		Title:	Vice President, Deputy General
Counsel and Corporate Secretary